Exhibit 99.1

ANNEX B

FORM OF VOTING AGREEMENT

VOTING AGREEMENT (“Agreement”), dated as of December     , 2008, by and between Middlesex Savings Bank, a Massachusetts mutual savings bank (“MSB”), and the undersigned holders (“Company Shareholders”) of capital stock (“Company Stock”) of Service Bancorp, Inc., a Massachusetts corporation (“Company”).

WHEREAS, MSB, the Company and certain others are about to enter into an Agreement and Plan of Merger, dated as of the date hereof (as such agreement may be subsequently amended or modified, the “Agreement and Plan of Merger”), providing for the merger of Company with a to be formed mutual holding company, which will become parent of MSB (the “Mid-Tier Merger”);

WHEREAS, each Company Shareholder beneficially owns and has sole or shared voting power with respect to the number of shares of Company Stock, and holds stock options or other rights to acquire the number of Shareholder Equity Interests (as defined in Section 3), opposite such Company Shareholder’s name on Schedule 1 attached hereto;

WHEREAS, MSB has informed the Company Shareholders that it is a condition to MSB’s entering into the Agreement and Plan of Merger that the Company Shareholders execute and deliver this Agreement on the date hereof; and

WHEREAS, all capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Agreement and Plan of Merger.

NOW, THEREFORE, in consideration of, and as a condition to, MSB entering into the Agreement and Plan of Merger and proceeding with the transactions contemplated thereby, and in consideration of the expenses incurred and to be incurred by MSB in connection therewith, the Company Shareholders and MSB agree as follows:

1. Agreement to Vote Shareholder Equity Interests. The Company Shareholders agree that, from the date hereof until the Expiration Date (as defined in Section 2), at any meeting of the stockholders of Company, however called, or at any adjournment or postponement thereof, or in connection with any written consent of the stockholders of Company, with respect to the Mid-Tier Merger, the Agreement and Plan of Merger, or any Acquisition Proposal or any Unsanctioned Agreement (as such term is defined in Section 1(b)), the Company Shareholders shall:

(a) Appear at each such meeting, in person or by proxy, and thereby cause the Shareholder Equity Interests that such Company Shareholder shall be entitled to vote at such meeting to be counted as present thereat for purposes of calculating a quorum; and

(b) From and after the date hereof until the Expiration Date, vote (or cause to be voted) or deliver a written consent (or cause a written consent to be delivered) covering all of the Shareholder Equity Interests that such Company Shareholder shall be entitled to so vote, whether such Shareholder Equity Interests are beneficially owned by such Company Shareholder on the date of this Agreement or are subsequently acquired, (i) in favor of approval of the Agreement and Plan of Merger and the transactions contemplated thereby, including the Mid-Tier Merger; (ii) against any action or agreement that would reasonably be expected to result in a breach of any covenant, representation, or warranty or any other obligation or agreement of the Company contained in the Agreement and Plan of Merger or of the Company Shareholders contained in this Agreement; and (iii) against any Acquisition Proposal or any other action, agreement or transaction that is intended, or would reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or materially and adversely affect the consummation of the Mid-Tier Merger or any of the transactions contemplated by the Agreement and Plan of Merger or any of the Company Shareholders’ obligations under this Agreement (“Unsanctioned Agreement”).

2. Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earlier of (a) the Mid-Tier Effective Time, (b) the termination of the Agreement and Plan of Merger in accordance with Article IX thereof, (c) upon mutual written agreement of the parties to terminate this Agreement or (d) the Expiration Date provided in the immediately succeeding sentence. Each Company Shareholder shall also have the right to terminate this Agreement if the Agreement and Plan of Merger is amended to decrease the Aggregate Merger Consideration, provided that the Company Shareholder sends notice to MSB of the Company Shareholder’s election to terminate within three (3) Business Days after the public announcement of such amendment, in which case the “Expiration Date” shall mean the date MSB receives such notice. Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that such termination or expiration shall not relieve any party from liability for any willful breach of this Agreement prior to termination hereof.

3. Agreement to Retain Shareholder Equity Interests. From and after the date hereof until the Expiration Date, the Company Shareholders shall not, except as contemplated by this Agreement or the Agreement and Plan of Merger, directly or indirectly, sell, assign, transfer, pledge or otherwise dispose of (including, without limitation, by the voluntary creation of a Lien (as defined in Section 4(c))), or enter into any contract, option, commitment or other arrangement or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, any Company Stock or option or right to obtain Company Stock or any interest convertible into, or exercisable for, Company Stock or the right to obtain Company Stock or such rights that may at any time be owned (or could be acquired) by the Company Shareholders (collectively, the “Shareholder Equity Interests”), whether such Shareholder Equity Interests are held by the Company Shareholders on the date of this Agreement or are subsequently acquired prior to any meeting (or written consent in lieu thereof) of stockholders of the Company prior to the Expiration Date, whether by the exercise of any option or right to obtain Shareholder Equity Interests or otherwise. Notwithstanding the foregoing, the Company Shareholders may make (a) transfers by will, or by operation of law, in which case this Agreement shall bind the transferee, (b) transfers to any transferee that has agreed in writing to be bound by the terms of, and perform the obligations of the Company Shareholder under, this Agreement, and (c) as MSB may otherwise agree in writing in its sole discretion. Any transfers or other dispositions in violation of the terms of this Section 3 shall be null and void.

4. Representations and Warranties of the Company Shareholders. Each of the Company Shareholders hereby represents and warrants to MSB, severally but not jointly, as follows:

(a) The Company Shareholder has the complete and unrestricted power and the unqualified right to enter into and perform the terms of this Agreement;

(b) This Agreement (assuming this Agreement constitutes a valid and binding agreement of MSB) is a valid and legally binding agreement with respect to the Company Shareholder, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles);

(c) The Company Shareholder beneficially owns the number of Shareholder Equity Interests indicated opposite such Company Shareholder’s name on Schedule 1, free and clear of any liens, claims, charges or other encumbrances or restrictions of any kind whatsoever (“Liens”), and has sole or shared, and otherwise unrestricted, voting power with respect to such Shareholder Equity Interests;

(d) The Company Shareholder understands that at the Effective Time of the Mid-Tier Merger, each outstanding Shareholder Equity Interest listed on Schedule 1 shall be cancelled and converted into the right to receive a cash amount to be determined in accordance with the terms and provisions of the Agreement and Plan of Merger;

(e) The execution and delivery of this Agreement by the Company Shareholder does not, and the performance by the Company Shareholder of his, her or its obligations hereunder and the consummation by Company Shareholder of the transactions contemplated hereby will not, violate or conflict with, or constitute a default under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which Company Shareholder is a party or by which the Company Shareholder is bound, or any statute, rule or regulation to which the Company Shareholder is subject or, in the event that Company Shareholder is a corporation, partnership, trust or other entity, any by-law or other organizational document of Company Shareholder;

(f) The Company Shareholder has no claim (or any basis therefor), in Company Shareholder’s capacity as a stockholder or former stockholder, or option holder or former option holder, of Company, in any way arising out of or based upon: (i) ownership or rights to ownership of any Shareholder Equity Interests, other than Company Shareholder’s right to receive the consideration to be paid to Company Shareholder under the Agreement and Plan of Merger with respect to the Shareholder Equity Interests listed on Schedule 1; (ii) any rights to obtain additional Shareholder Equity Interests; or (iii) any claim that any Shareholder Equity Interests were wrongfully repurchased by Company; and

(g) The Company Shareholder does not own, of record or beneficially, any shares of capital stock of Company other than the Shareholder Equity Interests (other than (i) shares of capital stock subject to stock options over which the Company Shareholder will have no voting rights until the exercise of such stock options and (ii) shares of capital stock owned beneficially by the Company Shareholder but as to which the Company Shareholder has no voting rights). The Shareholder Equity Interests do not include shares over which the Company Shareholders exercise control in a fiduciary capacity and no representation by the Company Shareholders are made thereby pursuant to the terms hereof. The Company Shareholders have the right to vote the Shareholder Equity Interests, and none of the Shareholder Equity Interests is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Shareholder Equity Interests, except as contemplated by this Agreement.

5. Irrevocable Proxy. Subject to the last sentence of this Section 5, by execution of this Agreement, Company Shareholder does hereby appoint MSB with full power of substitution and resubstitution, as Company Shareholder’s true and lawful attorney and irrevocable proxy, to the full extent of the undersigned’s rights with respect to the Shareholder Equity Interests, to vote, if Company Shareholder is unable to perform his, her or its obligations under this Agreement, each of such Shareholder Equity Interests solely with respect to the matters and in the manner set forth in Section 1 hereof at any meeting of the shareholders of the Company, and at any adjournment or postponement thereof, and in connection with any action of the shareholders of the Company taken by written consent. Company Shareholder intends this proxy to be irrevocable and coupled with an interest hereafter until the Expiration Date and hereby revokes any proxy previously granted by Company Shareholder with respect to the Shareholder Equity Interests. Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the Expiration Date of this Agreement.

6. No Solicitation. Except as otherwise expressly permitted under Section 7.7 of the Agreement and Plan of Merger, from and after the date hereof until the Expiration Date, Company Shareholder, in his, her or its capacity as a stockholder of Company, shall not, nor to the extent applicable to Company Shareholder, shall he, she or it permit any of his, her or its affiliates to, nor shall he, she or it authorize any partner, officer, director, advisor or representative of Company Shareholder or any of its affiliates to (a) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries with respect to, or the making, submission or announcement of, any offer or proposal for an Acquisition Proposal or any Unsanctioned Agreement, (b) participate in any discussions or negotiations regarding, or furnish to any Person any nonpublic information with respect to, any Acquisition Proposal or Unsanctioned Agreement, (c) engage in any discussions with any Person with respect to any Acquisition Proposal or Unsanctioned Agreement, except as to the existence of these provisions, (d) approve, endorse or recommend any Acquisition Proposal or Unsanctioned Agreement (except to the extent specifically permitted in the Agreement and Plan of Merger) or (e) enter into any letter of intent or similar document or any contract contemplating any Acquisition Proposal or transaction contemplated thereby (other than the Agreement and Plan of Merger) or any Unsanctioned Agreement.

7. Specific Performance; Remedies; Attorneys Fees. Company Shareholder acknowledges that it is a condition to the willingness of MSB to enter into the Agreement and Plan of Merger that Company Shareholder execute and deliver this Agreement and that it will be impossible to measure in money the damage to MSB if Company Shareholder fails to comply with the obligations imposed by this Agreement and that, in the event of any such failure, MSB will not have an adequate remedy at law or in equity. Accordingly, each Company Shareholder agrees that injunctive relief or other equitable remedy, in addition to remedies at law or in damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that MSB has an adequate remedy at law. Each Company Shareholder further agrees that he, she or it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with MSB’s seeking or obtaining such equitable relief. Each Company Shareholder also agrees that if he, she or it fails to comply in any material respect with the obligations imposed by this Agreement, that Company Shareholder shall pay to MSB the Company’s Shareholders pro rata share of all of MSB’s reasonable costs and expenses (including attorneys’ fees) in connection with enforcing its rights under this Agreement. In addition, after discussing the matter with Company Shareholder, MSB shall have the right to inform any third party that MSB reasonably believes to be, or to be contemplating, participating with Company Shareholder or receiving from Company Shareholder assistance in violation of this Agreement, of the terms of this Agreement and of the rights of MSB hereunder, and that participation by any such persons with Company Shareholder in activities in violation of Company Shareholder’s agreement with MSB set forth in this Agreement may give rise to claims by MSB against such third party.

8. Counterparts and Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument. Facsimile execution and delivery of this Agreement by any of the parties shall be legal, valid and binding execution and delivery of this Agreement for all purposes.

9. No Waivers. No waivers of any breach of this Agreement extended by MSB to Company Shareholder shall be construed as a waiver of any rights or remedies of MSB with respect to any other stockholder of Company who has executed an agreement substantially in the form of this Agreement with respect to Company Stock (or options or other rights to obtain Company Stock) held or subsequently held by such stockholder, or with respect to any subsequent breach of Company Shareholder or any other such stockholder of Company. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

10. Miscellaneous. This Agreement is to be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws thereof. In the event that any one or more provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and the parties shall use their reasonable best efforts to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purposes and intents of this Agreement.

11. Capacity as Company Shareholder. Each Company Shareholder signs this Agreement solely in Company Shareholder’s capacity as the owner of the Shareholder Equity Interests, and not in Company Shareholder’s capacity as a director, officer or employee of Company or any of its subsidiaries or in Company Shareholder’s capacity as a trustee or fiduciary of any ERISA plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director and/or officer of Company in the exercise of his or her fiduciary duties, consistent with the terms of the Agreement and Plan of Merger, as a director and/or officer of Company or in his or her capacity as a trustee or fiduciary of any ERISA plan or trust, or prevent or be construed to create any obligation on the part of any director and/or officer of Company or any trustee or fiduciary of any ERISA plan or trust from taking any action in his or her capacity as a director of Company.

12. No Agreement Until Agreement and Plan of Merger Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding among the parties hereto unless and until the Agreement and Plan of Merger is executed by all parties thereto and this Agreement is executed by the parties whose names are set forth on the signature page hereof.

13. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto.

[SIGNATURE PAGES FOLLOW]

EXECUTED as of the date first above written.

MIDDLESEX SAVINGS BANK

By:
Name:
Title:

EXECUTED as of the date first above written.

COMPANY SHAREHOLDER

By:
Name:
Title:

EXHIBIT A

SHARES OF COMPANY STOCK BENEFICIALLY OWNED BY SHAREHOLDER

Shareholder	Shares	Plan Shares	Options